Exhibit 10.44

AMENDMENT TWO

This AMENDMENT TWO to THE SKYWORKS-JAZZ WAFER SUPPLY AND SERVICES AGREEMENT (“Amendment Two”) is entered into this 13th day of June, 2003 (“Effective Date”) between JAZZ SEMICONDUCTOR, a Delaware limited liability company (“Jazz” or “Company”), and SKYWORKS SOLUTIONS, INC. a Delaware corporation (“Skyworks”)

PURPOSES

Whereas, AMENDMENT ONE TO THE SKYWORKS-JAZZ WAFER SUPPLY AND SERVICES AGREEMENT (the “Amendment One “) was entered into as of May 2, 2003 by and between JAZZ SEMICONDUCTOR, a Delaware limited liability company (“Jazz” or “Company”), and SKYWORKS SOLUTIONS, INC. A Delaware corporation (“Skyworks”); and

Whereas, in the exercise of Section 4.2.2 of Amendment One, Jazz and Skyworks have agreed to supplemental terms and conditions incorporated by Amendment Two in order to secure the manufacturing at Jazz for the following Skyworks parts and their derivatives: [. . . *** . . .]:

Whereas, Jazz and Skyworks desire to amend the Skyworks-Jazz Wafer Supply and Services Agreement as Amended in Amendment One, to include the provisions contained herein;

AMENDMENT

NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations and agreements set forth herein, the parties agree as follows:

1.               Skyworks [. . . *** . . .].

1.1         Design. Skyworks shall design [. . . *** . . .] and their derivatives  using the [. . . *** . . .].

1.2         Migration. Skyworks will use commercially reasonable efforts to migrate [. . . *** . . .] currently under development,  and their derivatives or follow-on products to the Jazz [. . . *** . . .] process, at the first opportunity, provided such migration has no significant impact on time to market or design resources.

1.3         Pricing. Wafer invoice price for [. . . *** . . .] and their derivatives shall be based on the following table*:

Confidential treatment is being requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [...***...]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

Technology Description	Wafer Size	Fab Location	Run rate [...***...] WSPD		Run rate [...***...] WSPD
			[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]”	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]			[...***...]	[...***...]	[...***...]	[...***...]
[...***...]			[...***...]	[...***...]	[...***...]	[...***...]

* See Schedule 1 for complete details.

** Wafer invoice prices for [. . . *** . . .]  and beyond to be determined by the parties at a later date.

1.4   Credits. Skyworks shall be eligible for and shall receive credits equal to the difference between (a) [. . . *** . . .]  and (b) (i) [. . . *** . . .] per [. . . *** . . .] wafer [. . . *** . . .], or (ii) [. . . *** . . .] per [. . . *** . . .] wafer with the exact price per [. . . *** . . .] wafer to be finalized upon process availability and engineering determination of [. . . *** . . .] compared to [. . . *** . . .] process technology. Jazz will provide to Skyworks [. . . *** . . .] payments for the wafer credits available each [. . . *** . . .] (“Credit Payments”). Alternatively, in lieu of such Credit Payments, Skyworks shall be free to use any available credit, at any time,  to purchase any type and volume of wafers from Jazz. Jazz will provide a [. . . *** . . .] summary of available credit and will reference invoice number, credit earned and date of invoice. This credit program for [. . . *** . . .] and their derivatives shall continue for the life of the product(s).

2.               [. . . *** . . .] Design. In the event that Skyworks launches the development of [. . . *** . . .], Skyworks agrees that [. . . *** . . .] and its derivatives shall be designed using Jazz processes, including, but not limited to, [. . . *** . . .]. Upon selection of a specific Jazz process for the design of [. . . *** . . .] and its derivatives, the applicable terms and conditions, pricing and credits shall be governed by the Skyworks-Jazz Wafer Supply and Services Agreement as amended in Amendment One and Amendment Two.

3.               [. . . *** . . .]

3.1         Design. In the event that Skyworks launches the development of [. . . *** . . .], Skyworks shall design the [. . . *** . . .] and its derivatives using Jazz processes for the life of that product.

3.2         Pricing. Wafer invoice price for the [. . . *** . . .] and its derivatives shall be based on the following table for the life of the product(s)*:

Technology Description	Wafer Size	Fab Location	# of Photo Masks	# of Process Layers	Mask Set Charge	Production Lot
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

*See Schedule  2 for complete details.

4. Except as provided for in this Amendment Two, the terms and conditions of the Skyworks-Jazz Wafer Supply and Services Agreement as amended in Amendment One shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, this Amendment Two has been executed by the duly authorized representatives of the Parties whose signatures appear below.

SKYWORKS SOLUTIONS, INC.		JAZZ SEMICONDUCTOR

Signed:	\s\ Mohy F. Adelgany	Signed:	\s\ Shu Li

Name:	Mohy F. Adelgany	Name:	Shu Li

Title:	Vice President & Business	Title:	CEO
Director – RF Systems Business Unit

Date:	6/13/03	Date:	6/23/03

SCHEDULE 1

[. . . *** . . . 3 pages omitted]

SCHEDULE 2

[. . . *** . . .2 pages omitted]